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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): February 4, 2004

                 CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2004, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2004-HYB1, Mortgage Pass-Through Certificates,
                 Series 2004-HYB1).


                                  CWMBS, INC.
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            (Exact name of registrant as specified in its charter)


        Delaware                    333-109248                   95-4449516
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(State of Other Jurisdiction       (Commission               (I.R.S. Employer
     of Incorporation)             File Number)             Identification No.)



             4500 Park Granada
             Calabasas, California                                91302
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            (Address of Principal                                (Zip Code)
             Executive Offices)


       Registrant's telephone number, including area code (818) 225-3240
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Item 5.     Other Events.
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Filing of Computational Materials
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         In connection with the offering of the Mortgage Pass-Through Certificates, Series 2004-HYB1, Countrywide Securities Corporation ("CSC"), as the underwriter of certain of the Underwritten Certificates, has prepared certain materials (the "CSC Computational Materials") for distribution to its potential investors. Although the Company provided CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the CSC Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The CSC Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated February 4, 2004.

Item 7.    Financial Statements, Pro Forma Financial
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           Information and Exhibits.
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(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

   99.1    CSC Computational Materials filed on Form SE dated February 4, 2004

                                   Signature

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CWMBS, INC.



                                           By:  /s/ Darren Bigby
                                                --------------------------
                                                Darren Bigby
                                                Vice President

Dated:  February 4, 2004

                                 Exhibit Index
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Exhibit                                                                  Page
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99.1   CSC Computational Materials filed on Form SE dated February 4,
       2004.                                                               6

                                 EXHIBIT 99.1
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     CSC Computational Materials filed on Form SE dated February 4, 2004.